                                      N-CSR
                            COLUMBIA FUNDS TRUST III

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-881
                                                     -------
                            Columbia Funds Trust III
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               One Financial Center, Boston, Massachusetts 02111
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Russell Kane, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3363
                                                           --------------
                      Date of fiscal year end: 08/31/2003
                                               ----------
                      Date of reporting period: 08/31/2003
                                                ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270,30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C, ss. 3507.

Item 1. Report to Stockholders

[PHOTO]


                                   Columbia
                              Federal Securities
                                     Fund

                                 Annual Report
                                August 31, 2003

                          We are now Columbia Funds!

 INSIDE -- Management's discussion of the changes effective as of October 13,
                                     2003.

 President's Message

[PHOTO]



Dear Shareholder:

As you know, the fund you invest in has long been associated with a larger investment management organization. In the 1990s, it was part of Liberty Financial, whose asset management companies included Colonial, Stein Roe and Newport. In 2001, your fund became part of the asset management division of FleetBoston Financial Corp., which you know as Columbia Management Group (CMG).

Earlier this year, six of the asset management firms that were brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc. On October 13, 2003, we took the natural next step forward in this process by changing the name of our funds from Liberty to Columbia. For example Liberty Federal Securities Fund was renamed Columbia Federal Securities Fund. We have also modified certain fund names that exist under both the Liberty and Columbia brands.

A consolidated identity

The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for our shareholders to do business with us. All funds will be listed under the "Columbia" name in the mutual fund listings section of your newspaper (as long as they meet the newspaper's listing requirements). All service inquiries will be handled by Columbia Funds Services, Inc. the new name of our shareholder service organization.

What will not change is our commitment to our shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you achieve your long-term financial goals. Should you have questions, please call shareholder services at 800-345-6611 or visit our website at its new address, www.columbiafunds.com.

In the report that follows, your portfolio manager talks in depth about investment strategies and other factors that affected your fund's performance during the period. We encourage you to read the report carefully.

As always, we thank you for your business and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ Joseph R. Palumbo

Joseph R. Palombo
President

  Net asset value per share as of 08/31/03 ($)

                                 Class A 10.60
                                 Class B 10.60
                                 Class C 10.60
                                 Class Z 10.60

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 Performance Information


Value of a $10,000 investment 8/31/93 - 8/31/03

 Performance of a $10,000 investment
 8/31/93 - 8/31/03 ($)

                                without sales with sales
                                   charge       charge
                        --------------------------------
                        Class A    17,173       16,357
                        --------------------------------
                        Class B    15,941       15,941
                        --------------------------------
                        Class C    16,561       16,561
                        --------------------------------
                        Class Z    17,372          N/A

                                    [CHART]
                                                                  Lehman Bros.
                Class A       Class A         Citigroup        Intermediate US
            shares without  shares with   Government/Mortgage    Government
             sales charge   sales charge         Index            Bond Index
            --------------  ------------  -------------------  ---------------
 9/01/1993    $10,000.00     $ 9,525.00      $10,000.00           $10,000.00
11/30/1993      9,951.00       9,478.33        9,983.00            10,015.00
 2/28/1994      9,907.22       9,436.62       10,004.96            10,016.00
 5/31/1994      9,486.16       9,035.57        9,702.81             9,812.68
 8/31/1994      9,627.50       9,170.20        9,866.79             9,972.62
11/30/1994      9,377.19       8,931.77        9,697.08             9,847.97
02/28/1995      9,926.69       9,455.17       10,194.54            10,234.01
 5/31/1995     10,583.84      10,081.11       10,776.65            10,702.72
 8/31/1995     10,726.72      10,217.20       10,948.00            10,865.40
11/30/1995     11,195.48      10,663.69       11,358.55            11,192.45
 2/29/1996     11,124.95      10,596.51       11,406.25            11,277.52
 5/31/1996     10,786.75      10,274.38       11,245.43            11,187.30
 8/31/1996     10,917.27      10,398.70       11,406.24            11,348.39
11/30/1996     11,654.18      11,100.61       12,031.30            11,825.03
 2/28/1997     11,528.32      10,980.72       11,994.00            11,826.21
 5/31/1997     11,657.43      11,103.71       12,161.92            11,984.68
 8/31/1997     12,035.14      11,463.47       12,517.04            12,262.72
11/30/1997     12,487.66      11,894.49       12,938.87            12,568.07
 2/28/1998     12,784.86      12,177.58       13,228.70            12,821.94
 5/31/1998     13,003.48      12,385.82       13,462.85            13,011.71
 8/31/1998     13,491.11      12,850.29       13,877.50            13,398.15
11/30/1998     13,727.21      13,075.17       14,168.93            13,691.57
 2/28/1999     13,492.47      12,851.58       14,078.25            13,616.27
 5/31/1999     13,404.77      12,768.05       14,086.70            13,659.84
 8/31/1999     13,143.38      12,519.07       13,989.50            13,700.82
11/30/1999     13,311.61      12,679.31       14,195.14            13,855.64
 2/29/2000     13,231.75      12,603.24       14,274.64            13,879.19
 5/31/2000     13,356.12      12,721.71       14,471.63            14,069.34
 8/31/2000     13,963.83      13,300.55       15,095.35            14,549.10
11/30/2000     14,466.52      13,779.37       15,588.97            14,994.31
 2/28/2001     15,107.39      14,389.79       16,210.97            15,604.57
 5/31/2001     15,062.07      14,346.62       16,290.41            15,732.53
 8/31/2001     15,657.02      14,913.31       16,867.09            16,220.24
11/30/2001     15,976.42      15,217.54       17,197.68            16,624.12
 2/28/2002     16,093.05      15,328.63       17,412.65            16,752.13
 5/31/2002     16,220.19      15,449.73       17,616.38            16,926.35
 8/31/2002     16,917.66      16,114.07       18,363.31            17,660.96
11/30/2002     16,985.33      16,178.52       18,515.73            17,809.31
 2/28/2003     17,466.01      16,636.38       19,061.94            18,302.63
 5/31/2003     17,825.81      16,979.09       19,376.47            18,646.72
 8/31/2003     17,173.04      16,357.32       18,868.76            18,198.52

Mutual fund performance changes over time. Please visit www.columbiafunds.com for daily performance updates.
Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The Fund compares its performance to the Citigroup Government/Mortgage Index. This index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The Government index is composed of the Treasury and Government-Sponsored Indices within the US Broad Investment Grade (BIG) Bond Index. The Mortgage index measures the mortgage component of the US_BIG Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Previously, the Fund's returns were compared to the Lehman Brothers Intermediate U.S. Government Bond Index, an unmanaged index that tracks the performance of intermediate U.S. Government securities. The Citigroup Government/Mortgage Index more closely approximates the Fund's investments, which has exposure to mortgage-backed securities. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

        Average annual total return as of 8/31/03 (%)
        Share class       A              B              C           Z
        Inception      3/30/84         6/8/92         8/1/97     1/11/99
        ----------------------------------------------------------------
                    without  with  without  with  without  with  without
                     sales  sales   sales  sales   sales  sales   sales
                    charge  charge charge  charge charge  charge charge
        ----------------------------------------------------------------
          1-year     1.52   -3.30   0.76   -4.11   0.91   -0.06   1.77
        ----------------------------------------------------------------
          5-year     4.94    3.93   4.17    3.84   4.32    4.32   5.19
        ----------------------------------------------------------------
          10-year    8.32    5.04   7.85    4.77   8.12    5.17   8.38
        ----------------------------------------------------------------

        Average annual total return as of 6/30/03 (%)
        Share class       A              B              C           Z
        ----------------------------------------------------------------
                    without  with  without  with  without  with  without
                     sales  sales   sales  sales   sales  sales   sales
                    charge  charge charge  charge charge  charge charge
        ----------------------------------------------------------------
          1-year     8.39    3.24   7.58    2.58   7.74    6.74   8.66
        ----------------------------------------------------------------
          5-year     6.22    5.19   5.43    5.10   5.59    5.59   6.45
        ----------------------------------------------------------------
          10-year    6.13    5.61   5.34    5.34   5.75    5.75   6.24
        ----------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year
- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
Class C and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception date of the newer class shares. Returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the class C shares would have been lower.

 Portfolio Manager's Report

                                30-day SEC yields as of 8/31/03 (%)
                                Class A                                         0.94
                                Class B                                         0.25
                                Class C                                         0.39
                                Class Z                                         1.27

                                The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the 30-day SEC yield would have been 0.24% for the class C shares.

                                Distributions declared per share
                                9/1/02 - 8/31/03 ($)
                                Class A           0.45
                                Class B           0.37
                                Class C           0.38
                                Class Z           0.48

                              Portfolio Duration (years)
                              As of 8/31/03      5.2
                              As of 8/31/02      4.1

       About duration
       ----------------------------------

       Duration is a measure, expressed in years, of interest-rate sensitivity. It is similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and more accurate measure of a fund's exposure to changing interest rates.
       Because we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices move in the opposite direction that interest rates are moving, we lower duration when we expect interest rates to rise and we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration, or fall after we shorten duration, fund performance could be hurt.

For the 12-month period ended August 31, 2003, Columbia Federal Securities Fund class A shares returned 1.52% without sales charge. The fund did better than the Lipper General US Government Funds Category average, which was 1.35% over the same period./1/ The fund's duration--a measure of its sensitivity to changing interest rates (see sidebar)--helped its performance relative to its peer group. However, the fund's performance trailed the 3.04% return of the Lehman Brothers Intermediate US Government Bond Index, primarily because of our investment in mortgage bonds. Mortgages, which are not included in the Lehman index, and therefore not captured in its return, underperformed Treasuries over the time period. Going forward, we believe that the fund's new benchmark--the Citigroup Government/Mortgage Index--is a more accurate measure because it includes both government securities and mortgage-backed securities. During the past 12-month period, the fund underperformed the Citigroup Government/Mortgage Index, which returned 2.77%. This was due to the impact of expenses on the fund (an index does not incur expenses) and our slightly higher stake in mortgage bonds.

Mortgage bonds start strong, then stumble
The fund invested heavily in mortgage bonds, which did well during the first eight months of the period as interest rates remained relatively stable. Viewing this sector as attractive in an environment of low volatility, we boosted our stake in mortgage bonds to 55% of assets early in 2003, up from 46% at the start of the period. We focused on mortgage bonds with coupons (or stated interest rates) between 5.0% and 5.5%. These bonds carried less prepayment risk than higher coupon bonds in an environment of low overall interest rates. Prepayment risk is the risk that homeowners will pay off their existing mortgages before their due dates.

The fund's sizable stake in mortgages hindered performance in May and June as interest rates fell sharply and economic growth remained lackluster. After lowering the federal funds rate to 1.25% in November, the Federal Reserve Board (the Fed) cut it again in June, to 1.0%, amid continued sluggish economic growth and falling inflation. The
------------
/1/ Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

yield on the 10-year Treasury bond plunged to 3.12%--its lowest level in more than 40 years. As prepayments increased, durations shortened and mortgage bond returns declined.

More defensive strategy helps as interest rates jump
Interest rates reversed course in July, rising quickly amid signs that the economy was strengthening and that rising inflation would follow. Mortgage durations lengthened with the expectation that fewer homeowners would refinance their mortgages. Bond prices tumbled as investors sold mortgage bonds to reduce duration in a rising rate environment. The yield on the 10-year U.S. Treasury bond peaked at 4.56% in August.

In this volatile environment, we shifted toward mortgage bonds with higher coupons of 5.5% to 6.5%. We maintained our same stake in the sector, which we believe continues to offer solid prospects. We also trimmed Treasuries to 42.7% of net assets, down from 44.6%, and shifted our focus toward Treasury bonds with shorter durations in order to partially offset the lengthening duration of the mortgages in the portfolio. While these moves helped us manage the fund's risk exposure, they did not totally offset the impact of sharply rising interest rates. By August, the fund's duration had climbed to 5.2 years, up from 4.1 years at the start of the period.

Bond market bids farewell to summer on an uncertain note
The bond market settled down somewhat in August, but left investors wondering about the future strength of the economy, the American consumer and the business sector--all of which have a direct impact on interest rates and bond returns. Going forward, we plan to continue to actively manage the fund's exposure to interest rate risk, while looking for relative value primarily among Treasuries and mortgages.

/s/ Ann T. Peterson


Ann T. Peterson has managed or co-managed the fund since September 2000.

 Average life breakdown (%)
 as of 8/31/03

                                    [CHART]

0-2 years:               19.8%
2-6 years:               43.4%
6-10 years:              25.5%
10-15 years:              0.7%
15-20 years:              4.0%
Greater than 20 years:    6.6%

Average life is the expected maturity of a bond and is calculated as a percentage of senior securities.

 Sector breakdown (%)

                                    [CHART]

                     As of 8/31/03  As of 8/31/02
                     -------------  -------------
Agency MBS               49.1%           34.3%
Agency debt              10.4%           13.6%
Treasury securities      35.1%           45.2%
Non-agency MBS/ABS        2.4%            3.7%
Corporates                3.0%            3.2%





Sector breakdowns are calculated as a percentage of total investments, excluding short-term obligations. Since the fund is actively managed, there can be no guarantee that it will continue to maintain the sector breakdown or average life shown in the future.

 Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment in the fund may fluctuate as a result of changes in interest rates and the financial strength of issuers of lower rated bonds.

 Investment Portfolio

August 31, 2003


           U.S. Government Agencies &
           Obligations - 102.9%                   Par          Value
           ---------------------------------------------------------
           U.S. GOVERNMENT AGENCIES - 60.2%
           Federal Home Loan Mortgage Corp.:
            3.444% 07/01/19 (a)          $     67,698 $       67,640
            3.776% 05/01/18 (a)               148,905        150,708
            3.935% 11/01/18 (a)                24,699         25,087
            4.524% 02/01/18 (a)                42,156         42,879
            7.500% 04/01/07 - 03/01/16        215,278        226,781
            8.000% 04/01/07 - 04/01/17      2,396,213      2,519,224
            8.500% 12/01/07 - 09/01/17        772,308        827,885
            8.750% 03/01/04 - 11/01/09        285,822        303,871
            9.000% 09/01/04 - 01/01/22      1,117,642      1,219,685
            9.250% 10/01/08 - 10/01/19      1,797,787      1,953,278
            9.500% 02/01/05 - 10/01/16        757,884        825,753
            9.750% 11/01/08 - 09/01/16        220,436        240,368
            10.000% 11/01/19                   98,853        109,890
            10.250% 01/01/09 - 11/01/13       478,754        520,730
            10.500% 11/01/09 - 04/01/21       717,626        796,564
            11.250% 10/01/09 - 09/01/15       609,990        677,835
            11.500% 02/01/15                   44,914         50,526
            To Be Announced:
            5.000% 12/31/18 (b)           116,215,000    116,614,547
            5.500% 12/31/33 (b)           175,500,000    174,677,256
                                                      --------------
                                                         301,850,507
                                                      --------------

           Federal National Mortgage Association:
            3.498% 07/01/27 (a)                51,867         52,414
            3.672% 06/01/20 (a)                75,054         76,246
            3.682% 07/01/20 (a)                30,232         30,706
            3.770% 08/01/19 (a)                42,798         43,612
            3.950% 11/01/19 (a)                18,276         18,565
            3.970% 03/01/18 (a)               285,949        291,979
            4.380% 12/01/17 (a)                30,170         31,006
            4.630% 06/01/19 (a)                33,058         33,788
            4.680% 11/01/23 (a)                54,621         55,632
            5.160% 12/01/31 (a)               128,126        129,684
            6.000% 12/01/08 - 05/01/26     15,364,633     15,862,110
            6.500% 10/01/07 - 06/01/29      2,208,031      2,295,482
            7.000% 11/01/07 - 02/01/27      1,222,168      1,296,260
            7.500% 02/01/06 - 12/01/23        779,261        827,446
            8.000% 07/01/08 - 08/01/09        695,954        730,066
            8.250% 05/01/08 - 09/01/11        308,066        327,948
            8.500% 09/01/07 - 09/01/21      1,544,570      1,653,539
            9.000% 06/01/06 - 06/01/22      4,045,935      4,340,837
            9.500% 12/01/06 - 07/01/17        270,136        292,825
            10.000% 10/01/03 - 10/01/06       283,559        285,788
            10.500% 03/01/14 - 02/01/16       508,617        562,595
            11.000% 08/01/15 - 12/01/15       185,512        206,639

                                                  Par          Value
           ---------------------------------------------------------
            To Be Announced:
            5.000% 12/01/18 (b)          $ 33,000,000 $   33,113,454
            5.500% 12/31/18 (b)             9,377,000      9,576,261
            6.000% 12/01/18 (b)           158,100,000    160,718,452
            6.500% 12/31/18 (b)            24,500,000     25,770,938
            6.500% 12/31/33 (b)            60,000,000     62,025,000
            7.000% 12/01/18 (b)             1,500,000      1,594,218
            7.500% 12/01/33 (b)             7,522,000      7,994,472
            8.000% 12/01/33 (b)            17,500,000     18,768,750
                                                      --------------
                                                         349,006,712
                                                      --------------

           Government National Mortgage Association:
            5.375% 05/20/22 - 06/20/23        167,667        172,449
            5.750% 08/20/22                    13,095         13,467
            6.500% 06/15/23 - 02/15/29      5,998,095      6,255,004
            7.000% 03/15/22 - 10/15/29     15,160,773     16,057,762
            7.500% 04/15/06 - 03/15/07        178,126        187,539
            8.000% 03/15/04 - 07/15/23        379,244        409,931
            8.500% 06/15/17 - 11/20/22        190,638        207,275
            8.750% 12/15/21                   260,376        286,847
            8.850% 01/15/19 - 12/15/19        434,052        480,488
            9.000% 08/15/08 - 02/15/25      4,066,704      4,468,158
            9.250% 06/15/16 - 12/15/21        693,819        764,259
            9.500% 10/15/04 - 01/20/25      1,295,418      1,420,179
            10.000% 04/15/04 - 02/15/24       523,651        568,840
            10.500% 02/15/10 - 08/15/21     3,586,641      4,036,266
            10.625% 05/15/10                   15,304         17,005
            11.000% 12/15/09 - 03/15/21     1,777,450      2,001,999
            11.250% 07/15/15 - 12/15/15        61,340         69,327
            11.500% 03/15/10 - 01/15/21     2,975,932      3,376,398
            11.750% 07/15/13 - 07/15/15       121,522        138,039
            12.000% 07/15/11 - 02/20/16     3,235,180      3,698,872
            12.250% 09/15/13 - 05/15/14       226,988        259,374
            12.500% 04/15/10 - 11/20/15     3,437,961      3,931,742
            13.000% 01/15/11 - 01/15/16     1,477,180      1,705,376
            13.500% 05/15/10 - 06/15/15       653,430        760,178
            14.000% 06/15/11 - 03/15/12        20,873         24,052
            14.500% 10/15/12                   12,536         14,791
            15.000% 09/15/11 - 09/15/12        69,482         82,278
                                                      --------------
                                                          51,407,895
                                                      --------------

           U.S. Small Business Administration:
            7.600% 01/01/12                   730,914        780,508
            8.200% 10/01/11                   760,796        816,235
            8.250% 11/01/11                 1,845,215      1,983,230
            8.650% 11/01/14                 1,764,473      1,950,725
            8.850% 08/01/11                   197,112        213,416
            9.150% 07/01/11                   615,954        668,251
                                                      --------------
                                                           6,412,365
                                                      --------------

           Total U.S. Government Agencies
            (cost of $700,593,694)                       708,677,479
                                                      --------------

See notes to investment portfolio.

August 31, 2003

          U.S. Government Agencies &
          Obligations (continued)                   Par          Value
          ------------------------------------------------------------
          U.S. GOVERNMENT OBLIGATIONS - 42.7%
          U.S. Treasury Bonds & Notes:
           3.000% 01/31/04                 $ 13,920,000 $   14,030,929
           3.250% 12/31/03                   20,676,000     20,824,619
           4.625% 05/15/06                   19,059,000     20,198,080
           4.875% 02/15/12                   18,880,000     19,643,318
           5.000% 02/15/11                   35,030,000     36,996,339
           5.500% 08/15/28                   37,885,000     38,542,077
           5.875% 11/15/05                    9,105,000      9,850,827
           6.125% 08/15/07 - 11/15/27        26,067,000     28,998,074
           6.500% 10/15/06 - 11/15/26 (c)    94,354,000    108,359,580
           6.750% 05/15/05 - 08/15/26        17,453,000     20,175,596
           6.875% 05/15/06 - 08/15/25        22,437,000     25,998,736
           7.000% 07/15/06                   24,690,000     27,784,941
           7.125% 02/15/23                   11,619,000     14,154,301
           7.250% 08/15/22                   10,346,000     12,749,831
           7.500% 02/15/05                   12,822,000     13,908,870
           7.875% 11/15/04                   50,090,000     53,919,130
           8.750% 08/15/20                   13,446,000     18,839,110
           8.875% 02/15/19 (c)                7,658,000     10,740,046
           10.750% 08/15/05                     685,000        800,567
           11.250% 02/15/15                   3,530,000      5,578,780
                                                        --------------

          Total U.S. Government Obligations
           (cost of $493,725,853)                          502,093,751
                                                        --------------

          Total U.S. Government Agencies &
          Obligations
           (cost of $1,194,319,547)                      1,210,771,230
                                                        --------------

          Corporate Fixed-Income
          Bonds & Notes - 3.6%
          ------------------------------------------------------------
          FINANCE, INSURANCE & REAL ESTATE - 1.4%
          Non-Depository Credit Institutions - 1.4%
          Boeing Capital Corp.,
           6.500% 02/15/12                    5,000,000      5,278,850
          General Motors Acceptance
           Corp.,
           7.000% 02/01/12                    5,000,000      5,002,800
          Verizon Global Funding Corp.,
           7.250% 12/01/10                    5,000,000      5,637,250
                                                        --------------
                                                            15,918,900
                                                        --------------
          ------------------------------------------------------------
          MANUFACTURING - 0.8%
          Chemicals & Allied Products - 0.4%
          Dow Chemical Co.,
           6.125% 02/01/11                    5,000,000      5,175,600
                                                        --------------

          Metals & Mining - 0.4%
          Alcoa, Inc.,
           6.000% 01/15/12                    5,000,000      5,275,200
                                                        --------------
          -----------------------------------------------------------

                                                   Par          Value
          -----------------------------------------------------------
          RETAIL TRADE - 0.4%
          General Merchandise Stores - 0.4%
          Target Corp.,
           5.875% 03/01/12                $  5,000,000 $    5,296,300
                                                       --------------
          -----------------------------------------------------------
          TRANSPORTATION, COMMUNICATIONS,
          ELECTRIC, GAS & SANITARY SERVICES - 1.0%
          Media - 0.5%
          Gannett Co., Inc.,
           6.375% 04/01/12                   5,000,000      5,485,550
                                                       --------------

          Printing & Publishing - 0.5%
          Viacom, Inc.,
           6.625% 05/15/11                   5,000,000      5,550,600
                                                       --------------

          Total Corporate Fixed-Income Bonds & Notes
            (cost of $40,139,730)                          42,702,150
                                                       --------------

          Asset-Backed & Non-Agency Mortgage-Backed
          Securities - 2.9%
          -----------------------------------------------------------
          Chase Funding Mortgage Loan:
           5.587% 09/25/15                   2,000,000      1,962,680
           6.899% 03/25/13                   3,000,000      2,984,370
           6.150% 05/25/36                   5,000,000      4,793,100
          Conseco Finance Securitizations Corp.,
           3.610% 02/15/31 (a)                 153,728        154,193
          Countrywide Asset-Backed Certificates,
           7.240% 04/25/28                     618,365        620,838
          Countrywide Home Loans, Inc.:
           6.000% 01/25/33                   2,378,235      2,364,858
           7.250% 09/25/29                   1,720,613      1,735,072
          Green Tree Financial Corp.,
           7.850% 08/15/25                   9,100,000      8,190,000
          Preferred Mortgage Asset Trust,
           8.400% 09/25/12 (d)                 192,936        192,936
          Residential Funding Mortgage
           Securities, Inc.:
           6.460% 10/25/31                   2,625,000      2,747,115
           6.650% 10/25/31                   1,000,000      1,028,580
           7.500% 12/25/29 - 11/25/30        4,159,353      4,155,869
           7.750% 10/25/30                   1,131,544      1,130,548
          Tryon Mortgage Funding, Inc.,
           7.500% 02/20/27                     234,016        234,016
          Washington Mutual Mortgage Loan Trust,
           1.835% 01/25/40 (a)               1,316,815      1,337,028
                                                       --------------

          Total Asset-Backed & Non-Agency
          Mortgage-Backed Securities
            (cost of $34,640,141)                          33,631,203
                                                       --------------

See notes to investment portfolio.

August 31, 2003


             Short-Term
             Obligations - 42.7%                    Par              Value
             -------------------------------------------------------------
             U.S. GOVERNMENT AGENCIES - 12.0%
             Federal Home Loan Bank Cons. Disc. Note,
              0.840% 09/02/03
              (cost of $141,460,699)       $141,464,000    $  141,460,699
                                                           --------------

             REPURCHASE AGREEMENT - 30.7%
             Repurchase agreement with State Street Bank
              & Trust Co., dated 08/29/03, due 09/02/03
              at 0.980%, collateralized by U.S.
              Government Agency Obligations with
              various maturities to 10/01/04, market value
              $368,599,003 (repurchase proceeds
              $361,380,346)
              (cost of $361,341,000)        361,341,000       361,341,000
                                                           --------------

             Total Short-Term Obligations
              (cost of $502,801,699)                          502,801,699
                                                           --------------

             Total Investments - 152.1%
              (cost of $1,771,901,117) (e)                  1,789,906,282
                                                           --------------

             Other Assets & Liabilities, Net - (52.1)%       (613,054,615)
             -------------------------------------------------------------
             Net Assets - 100.0%                           $1,176,851,667
                                                           --------------

Notes to Investment Portfolio:

(a) Interest rates on variable rate securities change periodically. The rate listed is as of August 31, 2003.
(b) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c) This security, or a portion thereof, with a market value of $2,817,794, is being used to collateralize open futures contracts.
(d) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the value of this security amounted to $192,936, which represents less than 0.1% of net assets.
(e) Cost for federal income tax purposes is $1,780,228,578.
Long futures contracts open at August 31, 2003:

                                Par Value                Unrealized
                                Covered by  Expiration  Appreciation
                   Type         Contracts  Month & Year at 08/31/03
           ---------------------------------------------------------
           5-Year U.S. Treasury
            Notes               $6,000,000  Dec - 2003    $ 32,966
                                                          --------

Short futures contracts open at August 31, 2003:

                              Par Value                Unrealized
                              Covered by  Expiration  Appreciation
                   Type       Contracts  Month & Year at 08/31/03
              ----------------------------------------------------
              2-Year U.S.
               Treasury Notes $8,800,000 Sept - 2003    $ 62,332
              U.S. Treasury
               Bonds           6,400,000 Sept - 2003     677,664
                                                        --------
                                                        $739,996
                                                        --------

See notes to financial statements.

 Statement of Assets and Liabilities


August 31, 2003

       Assets:
       Investments, at cost                             $1,771,901,117
                                                        --------------
       Investments, at value                            $1,428,565,282
       Repurchase agreement                                361,341,000
       Receivable for:
          Investments sold                                     201,980
          Fund shares sold                                   1,471,726
          Interest                                           8,579,029
          Futures variation margin                               5,563
       Deferred Trustees' compensation plan                     31,064
       Other assets                                             22,485
                                                        --------------
           Total Assets                                  1,800,218,129
                                                        --------------

       Liabilities:
       Payable to custodian bank                                95,033
       Payable for:
          Investments purchased on a delayed delivery
           basis                                           615,653,671
          Investments purchased                              2,366,047
          Fund shares repurchased                            2,038,220
          Distributions                                      1,430,461
          Management fee                                       597,093
          Transfer agent fee                                   545,106
          Pricing and bookkeeping fees                          63,832
          Trustees' fees                                           409
          Distribution and service fees                        400,119
          Expenses received at merger                           10,481
       Deferred Trustees' fee                                   31,064
       Other liabilities                                       134,926
                                                        --------------
           Total Liabilities                               623,366,462
                                                        --------------
       Net Assets                                       $1,176,851,667
                                                        --------------

       Composition of Net Assets:
       Paid-in capital                                  $1,293,018,081
       Overdistributed net investment income                (9,667,037)
       Accumulated net realized loss                      (125,277,504)
       Net unrealized appreciation on:
          Investments                                       18,005,165
          Futures contracts                                    772,962
                                                        --------------
       Net Assets                                       $1,176,851,667
                                                        --------------
       Class A:
       Net assets                                       $1,004,180,523
       Shares outstanding                                   94,772,951
                                                        --------------
       Net asset value per share                        $       10.60 (a)
                                                        --------------
       Maximum offering price per share
       ($10.60/0.9525)                                  $       11.13 (b)
                                                        --------------
       Class B:
       Net assets                                       $  143,880,253
       Shares outstanding                                   13,579,090
                                                        --------------
       Net asset value and offering price per share     $       10.60 (a)
                                                        --------------
       Class C:
       Net assets                                       $   18,933,594
       Shares outstanding                                    1,786,994
                                                        --------------
       Net asset value and offering price per share     $      10.60  (a)
                                                        --------------
       Class Z:
       Net assets                                       $    9,857,297
       Shares outstanding                                      930,176
                                                        --------------
       Net asset value, offering and redemption price
         per share                                      $        10.60
                                                        --------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

 Statement of Operations


For the Year Ended August 31, 2003

        Investment Income:
        Interest                                           $ 41,409,772
        Dollar roll fee income                               11,985,161
                                                           ------------
           Total Investment Income                           53,394,933
                                                           ------------

        Expenses:
        Management fee                                        6,927,304
        Distribution fee:
           Class B                                            1,209,143
           Class C                                              154,599
        Service fee:
           Class A                                            2,458,699
           Class B                                              401,771
           Class C                                               51,393
        Transfer agent fee                                    3,783,426
        Pricing and bookkeeping fees                            479,135
        Trustees' fee                                            42,168
        Custody fee                                             218,900
        Merger costs                                             47,255
        Other expenses                                          191,320
                                                           ------------
           Total Expenses                                    15,965,113
        Fees waived by Distributor--Class C                     (30,920)
        Custody earnings credit                                    (496)
                                                           ------------
           Net Expenses                                      15,933,697
                                                           ------------
        Net Investment Income                                37,461,236
                                                           ------------

        Net Realized and Unrealized Gain (Loss)
        on Investments and Futures Contracts:
        Net realized gain (loss) on:
           Investments                                       16,636,103
           Futures contracts                                 (3,440,348)
                                                           ------------
            Net realized gain                                13,195,755
                                                           ------------
        Net change in unrealized appreciation/
          depreciation on:
           Investments                                      (38,458,303)
           Futures contracts                                  1,644,282
                                                           ------------
        Net change in unrealized appreciation/depreciation  (36,814,021)
                                                           ------------
        Net Loss                                            (23,618,266)
                                                           ------------
        Net Increase in Net Assets from Operations         $ 13,842,970
                                                           ------------

See notes to financial statements.

 Statement of Changes in Net Assets


                                            Year Ended August 31,
          Increase (Decrease)           ----------------------------
          in Net Assets:                     2003           2002
          -                             -----------------------------
          Operations:
          Net investment income         $  37,461,236  $  29,671,760
          Net realized gain on
            investments and futures
            contracts                      13,195,755     27,697,614
          Net change in unrealized
            appreciation/depreciation
            on investments and futures
            contracts                     (36,814,021)    (9,438,321)
                                        -------------  -------------
          Net Increase from Operations     13,842,970     47,931,053
                                        -------------  -------------

          Distributions Declared to Shareholders:
          From net investment income:
             Class A                      (40,113,120)   (29,650,346)
             Class B                       (5,356,370)    (2,777,267)
             Class C                         (715,311)      (349,869)
             Class Z                         (152,339)        (7,278)
                                        -------------  -------------
          Total Distributions Declared
            to Shareholders               (46,337,140)   (32,784,760)
                                        -------------  -------------

          Share Transactions:
          Class A:
             Subscriptions                143,838,402    100,303,721
             Proceeds received in
              connection with merger      546,397,952             --
             Distributions reinvested      23,770,788     15,748,219
             Redemptions                 (249,647,877)  (139,968,052)
                                        -------------  -------------
              Net Increase
               (Decrease)                 464,359,265    (23,916,112)
                                        -------------  -------------
          Class B:
             Subscriptions                 59,274,927     54,024,740
             Proceeds received in
              connection with merger       83,955,951             --
             Distributions reinvested       3,807,842      1,882,519
             Redemptions                  (81,677,078)   (30,100,677)
                                        -------------  -------------
              Net Increase                 65,361,642     25,806,582
                                        -------------  -------------
          Class C:
             Subscriptions                 22,936,399     13,312,663
             Proceeds received in
              connection with merger       10,286,982             --
             Distributions reinvested         522,208        232,645
             Redemptions                  (24,931,718)    (9,439,317)
                                        -------------  -------------
              Net Increase                  8,813,871      4,105,991
                                        -------------  -------------
          Class Z:
             Subscriptions                 15,007,141        815,408
             Proceeds received in
              connection with merger          536,933             --
             Distributions reinvested         147,589          6,533
             Redemptions                   (6,194,332)      (185,258)
                                        -------------  -------------
              Net Increase                  9,497,331        636,683
                                        -------------  -------------
          Net Increase from Share
            Transactions                  548,032,109      6,633,144
                                        -------------  -------------
          Total Increase in Net Assets    515,537,939     21,779,437

                                             Year Ended August 31,
                                         ----------------------------
                                              2003           2002
          -                              -----------------------------
          Net Assets:
          Beginning of period            $  661,313,728  $639,534,291
                                         --------------  ------------
          End of period
            (overdistributed net
            investment income of
            $(9,667,037) and
            $(2,479,091),
            respectively)                $1,176,851,667  $661,313,728
                                         --------------  ------------

          Changes in Shares:
          Class A:
             Subscriptions                   13,170,473     9,364,764
             Issued in connection with
              merger                         50,174,284            --
             Issued for distributions
              reinvested                      2,183,231     1,479,077
             Redemptions                    (22,908,897)  (13,129,828)
                                         --------------  ------------
              Net Increase
               (Decrease)                    42,619,091    (2,285,987)
                                         --------------  ------------
          Class B:
             Subscriptions                    5,426,540     5,046,646
             Issued in connection with
              merger                          7,709,454            --
             Issued for distributions
              reinvested                        349,581       176,684
             Redemptions                     (7,510,022)   (2,836,306)
                                         --------------  ------------
              Net Increase                    5,975,553     2,387,024
                                         --------------  ------------
          Class C:
             Subscriptions                    2,101,958     1,250,806
             Issued in connection with
              merger                            944,626            --
             Issued for distributions
              reinvested                         47,952        21,832
             Redemptions                     (2,289,986)     (888,247)
                                         --------------  ------------
              Net Increase                      804,550       384,391
                                         --------------  ------------
          Class Z:
             Subscriptions                    1,376,471        75,819
             Issued in connection with
              merger                             49,305            --
             Issued for distributions
              reinvested                         13,639           608
             Redemptions                       (569,618)      (17,283)
                                         --------------  ------------
              Net Increase                      869,797        59,144
                                         --------------  ------------

See notes to financial statements.

 Notes to Financial Statements

August 31, 2003

Note 1. Accounting Policies

Organization:

Columbia Federal Securities Fund (the "Fund") (formerly Liberty Federal Securities Fund), a series of Columbia Funds Trust III (formerly Liberty Funds Trust III), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek as high a level of current income and total return, as is consistent with prudent risk. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

As of the end of business on November 1, 2002, the Fund acquired all the net assets of Liberty Intermediate Government Fund pursuant to a plan of reorganization approved by Fund's shareholders on October 18, 2002. All assets of Liberty Intermediate Government Fund were transferred to the Fund in a tax-free exchange and shareholders of Liberty Intermediate Government Fund received shares of the Fund in exchange for their shares as follows:

                      Shares    Net Assets    Unrealized
                      Issued     Received   Appreciation/1/
                      ------   ------------ --------------
                    58,877,669 $641,177,818  $33,972,299

                                 Net Assets
                                 of Liberty
                   Net Assets   Intermediate   Net Assets
                   of the Fund   Government    of the Fund
                    Prior to    Fund Prior to     After
                   Combination   Combination   Combination
                   -----------  ------------- --------------
                   $681,842,080 $641,177,818  $1,323,019,898

/1/ Unrealized appreciation on investments is included in the Net Assets
    Received amount shown above.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation and Transactions:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage

August 31, 2003

dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund maintains U.S. Government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

Federal Income Taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest Income, Debt Discount and Premium:

Interest income is recorded on the accrual basis. Premium and discount are being amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Determination of Class Net Asset Values:

All income, expenses (other than class specific fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis, based on net assets, for purposes of determining the net asset value of each class.

Distributions to Shareholders:

The Fund declares and records distributions daily and pays monthly.

Other:

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, straddle deferrals, mark-to-market on futures contracts, current year distribution payable, capital loss carryforwards, market discount and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                   Overdistributed Accumulated
                   Net Investment  Net Realized    Paid-In
                       Income          Loss        Capital
                   --------------- ------------  -----------
                     $1,687,958    $(59,641,411) $57,953,453

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification. Included in the above reclassification are book to tax timing differences which were acquired as part of the merger.

The tax character of distributions paid during the years ended August 31, 2003 and 2002 were as follows:

                                         Year Ended August 31,
                -                       -----------------------
                                           2003        2002
                           -            ----------- -----------
                Distributions paid from
                  ordinary income       $46,337,140 $32,784,760

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                     Ordinary      Long-Term    Unrealized
                      Income     Capital Gains Appreciation*
                   ------------- ------------- -------------
                        $--           $--       $10,417,699

* The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and amortization/accretion tax elections on debt securities.

The following capital loss carryforwards determined as of August 31, 2003, are available to reduce taxable income arising from future net realized gains on

August 31, 2003

investments, if any, to the extent permitted by the Internal Revenue Code:

                             Year of   Capital Loss
                            Expiration Carryforward
                            ---------- ------------
                               2004    $ 39,129,189
                               2006         287,185
                               2007      11,858,635
                               2008      39,647,571
                               2009      29,849,094
                                       ------------
                                       $120,771,674
                                       ------------

Of the capital loss carryforwards attributable to the Fund, $46,735,639 ($18,973,274 expiring 08/31/04, $287,185 expiring 08/31/06, $11,858,635 expiring 08/31/07 and $15,616,545 expiring 08/31/08) was obtained upon the Liberty Intermediate Government Fund's merger with the Fund (See Note 1).

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Note 3. Fees and Compensation Paid to Affiliates

On April 1, 2003, Colonial Management Associates Inc. ("Colonial"), the investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Management Fee:

Columbia is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

                                                 Annual
                       Average Daily Net Assets Fee Rate
                       ------------------------ --------
                           First $1 billion       0.60%
                           Next $1 billion        0.55%
                           Next $1 billion        0.50%
                           Over $3 billion        0.40%

Pricing and Bookkeeping Fees:

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended August 31, 2003, the net asset based fee rate was 0.032%. The Fund also pays out-of-pocket costs for pricing services.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

At a special meeting held on October 8, 2003, the Board of Trustees approved the change of transfer agent fees structure of the Fund. Effective November 1, 2003, the Fund will be charged an annual $34.00 charge per open account for the transfer agent fees.

Underwriting Discounts, Service and Distribution Fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. Effective October 13, 2003, Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc. For the year ended August 31, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $103,032 on sales of Class A shares and received CDSC of $11,718, $617,277 and $20,910 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C

August 31, 2003

shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other:

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $496 of custody fees were reduced by balance credits for the year ended August 31, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 4. Portfolio Information

Investment Activity:

For the year ended August 31, 2003, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were $1,243,498,174 and $706,755,805, respectively, of which $258,438,616 and
$225,994,305, respectively, were U.S. Government securities.

Unrealized appreciation (depreciation) at August 31, 2003, based on cost of investments for federal income tax purposes, was:

                  Gross unrealized appreciation $ 22,144,761
                  Gross unrealized depreciation  (12,467,057)
                                                ------------
                   Net unrealized appreciation  $  9,677,704
                                                ------------

Other:

The Fund may invest in municipal and U.S. Treasury futures contracts and purchase and write options on futures. The Fund may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Refer to the Fund's Investment Portfolio for a summary of open futures contracts at August 31, 2003.

Note 5. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the period ended August 31, 2003, the Fund did not borrow under these agreements.

 Financial Highlights

Selected data for a share outstanding throughout each period is as follows:


                                                                  Year Ended August 31,
                                           --------------------------------------------------------------------
Class A Shares                                2003           2002           2001          2000         1999
---------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                      $    10.88  $    10.61       $    10.02    $    10.14    $    11.08
                                           ----------  ----------       ----------    ----------    ----------
Income From Investment
  Operations:
Net investment income                            0.41        0.51(a)(b)      0.60 (a)      0.74 (c)       0.70
Net realized and unrealized gain (loss) on
  investments and futures contracts             (0.24)      0.32 (b)          0.58         (0.14)        (0.97)
                                           ----------  ----------       ----------    ----------    ----------
    Total from Investment Operations             0.17        0.83             1.18          0.60         (0.27)
                                           ----------  ----------       ----------    ----------    ----------
Less Distributions Declared to
  Shareholders:
From net investment income                      (0.45)      (0.56)           (0.59)        (0.68)        (0.67)
In excess of net investment income                 --          --               --         (0.03)           --
Return of capital                                  --          --               --         (0.01)           --
                                           ----------  ----------       ----------    ----------    ----------
    Total Distributions Declared to
     Shareholders                               (0.45)      (0.56)           (0.59)        (0.72)        (0.67)
                                           ----------  ----------       ----------    ----------    ----------
Net Asset Value,
  End of Period                            $    10.60  $    10.88       $    10.61    $    10.02    $    10.14
                                           ----------  ----------       ----------    ----------    ----------
Total return (d)                                1.52%       8.05%           12.12%         6.23%       (2.56)%
                                           ----------  ----------       ----------    ----------    ----------
Ratios to Average Net Assets/
  Supplemental Data:
Expenses (e)                                    1.25%       1.21%            1.15%         1.17%         1.15%
Net investment income (e)                       3.30%       4.77%(b)         5.82%         6.87%         6.58%
Portfolio turnover rate                           61%         94%             229%           96%           42%
Net assets, end of period (000's)          $1,004,181  $  567,270       $  577,809    $  582,535    $  681,542

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.95% to 4.77%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:


                                                          Year Ended August 31,
                                        ---------------------------------------------------------
Class B Shares                            2003         2002         2001        2000       1999
--------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $  10.88  $  10.61       $  10.02    $  10.14    $  11.08
                                        --------  --------       --------    --------    --------
Income From Investment Operations:
Net investment income                       0.31      0.43(a)(b)     0.52(a)     0.67(c)     0.62
Net realized and unrealized gain (loss)
  on investments and futures contracts     (0.22)     0.32(b)        0.59       (0.14)      (0.97)
                                        --------  --------       --------    --------    --------
    Total from Investment Operations        0.09      0.75           1.11        0.53       (0.35)
                                        --------  --------       --------    --------    --------
Less Distributions Declared to
  Shareholders:
From net investment income                 (0.37)    (0.48)         (0.52)      (0.61)      (0.59)
In excess of net investment income            --        --             --       (0.03)         --
Return of capital                             --        --             --       (0.01)         --
                                        --------  --------       --------    --------    --------
    Total Distributions Declared to
     Shareholders                          (0.37)    (0.48)         (0.52)      (0.65)      (0.59)
                                        --------  --------       --------    --------    --------
Net Asset Value,
  End of Period                         $  10.60  $  10.88       $  10.61    $  10.02    $  10.14
                                        --------  --------       --------    --------    --------
Total return (d)                           0.76%     7.25%         11.32%       5.44%     (3.30)%
                                        --------  --------       --------    --------    --------
Ratios to Average Net Assets/
  Supplemental Data:
Expenses (e)                               2.00%     1.96%          1.90%       1.92%       1.90%
Net investment income (e)                  2.56%     4.02%(b)       5.07%       6.12%       5.83%
Portfolio turnover rate                      61%       94%           229%         96%         42%
Net assets, end of period (000's)       $143,880  $ 82,701       $ 55,365    $ 53,765    $ 72,306

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.20% to 4.02%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:


                                                             Year Ended August 31,
                                           ---------------------------------------------------------
Class C Shares                               2003         2002         2001        2000       1999
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                      $  10.88  $  10.61       $  10.02    $  10.14    $  11.08
                                           --------  --------       --------    --------    --------
Income From Investment
  Operations:
Net investment income                          0.32      0.44(a)(b)     0.54(a)     0.68(c)     0.64
Net realized and unrealized gain (loss) on
  investments and futures contracts           (0.22)     0.32(b)        0.58       (0.14)      (0.97)
                                           --------  --------       --------    --------    --------
    Total from Investment Operations           0.10      0.76           1.12        0.54       (0.33)
                                           --------  --------       --------    --------    --------
Less Distributions Declared to
  Shareholders:
From net investment income                    (0.38)    (0.49)         (0.53)      (0.62)      (0.61)
In excess of net investment income               --        --             --       (0.03)         --
Return of capital                                --        --             --       (0.01)         --
                                           --------  --------       --------    --------    --------
    Total Distributions Declared to
     Shareholders                             (0.38)    (0.49)         (0.53)      (0.66)      (0.61)
                                           --------  --------       --------    --------    --------
Net Asset Value, End of Period             $  10.60  $  10.88       $  10.61    $  10.02    $  10.14
                                           --------  --------       --------    --------    --------
Total return (d)(e)                           0.91%     7.41%         11.47%       5.60%     (3.15)%
                                           --------  --------       --------    --------    --------
Ratios to Average Net Assets/
  Supplemental Data:
Expenses (f)                                  1.85%     1.81%          1.75%       1.77%       1.79%
Net investment income (f)                     2.76%     4.17%(b)       5.22%       6.27%       5.98%
Waiver/reimbursement                          0.15%     0.15%          0.15%       0.15%       0.15%
Portfolio turnover rate                         61%       94%           229%         96%         42%
Net assets, end of period (000's)          $ 18,934  $ 10,686       $  6,347    $  3,519    $  4,986

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.35% to 4.17%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:


                                                                                              Period
                                                                                              Ended
                                                        Year Ended August 31,               August 31,
                                           ---------------------------------------------     1999 (a)
Class Z Shares                               2003         2002         2001        2000     ----------
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                      $  10.88  $  10.61       $  10.02    $  10.14     $  11.01
                                           --------  --------       --------    --------     --------
Income From Investment
  Operations:
Net investment income                          0.40     0.54 (b)(c)    0.63 (b)    0.77 (d)      0.48
Net realized and unrealized gain (loss) on
  investments and futures contracts           (0.20)    0.31 (c)        0.58       (0.14)       (0.89)
                                           --------  --------       --------    --------     --------
    Total from Investment Operations           0.20      0.85           1.21        0.63        (0.41)
                                           --------  --------       --------    --------     --------
Less Distributions Declared to
  Shareholders:
From net investment income                    (0.48)    (0.58)         (0.62)      (0.71)       (0.46)
In excess of net investment income               --        --             --       (0.03)          --
Return of capital                                --        --             --       (0.01)          --
                                           --------  --------       --------    --------     --------
    Total Distributions Declared to
     Shareholders                             (0.48)    (0.58)         (0.62)      (0.75)       (0.46)
                                           --------  --------       --------    --------     --------
Net Asset Value, End of Period             $  10.60  $  10.88       $  10.61    $  10.02     $  10.14
                                           --------  --------       --------    --------     --------
Total return (e)                              1.77%     8.32%         12.39%       6.50%      (3.77)%(f)
                                           --------  --------       --------    --------     --------
Ratios to Average Net Assets/
  Supplemental Data:
Expenses (g)                                  1.00%     0.96%          0.90%       0.92%        0.91%(h)
Net investment income (g)                     3.47%     5.02%(c)       6.07%       7.12%        7.19%(h)
Portfolio turnover rate                         61%       94%           229%         96%          42%
Net assets, end of period (000's)          $  9,857  $    657       $     13    $      1     $      1

(a) Class Z shares were initially offered on January 11, 1999. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.20% to 5.02%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

 Report of Independent Auditors

To the Trustees of Columbia Funds Trust III and the Shareholders of Columbia Federal Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund (the "Fund") (formerly Liberty Federal Securities Fund) (a series of Columbia Funds Trust III) (formerly Liberty Funds Trust III), at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 21, 2003

 Trustees

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 12 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 12 funds in the CMG Fund Trust. The new combined Board of Trustees of the Fund now oversees 124 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of those trustees also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                                                                                Number of
                                       Year First                                             Portfolios in
                              Position Elected or                                             Columbia Funds
                                with    Appointed           Principal Occupation(s)          Complex Overseen
Name, Address and Age          Funds   to Office/1/         During Past Five Years              by Trustee
--------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Douglas A. Hacker (Age 48)    Trustee     1996      Executive Vice President - Strategy of            124
P.O. Box 66100                                      United Airlines (airline) since
Chicago, IL 60666                                   December, 2002 (formerly President of
                                                    UAL Loyalty Services (airline) from
                                                    September, 2001 to December, 2002;
                                                    Executive Vice President and Chief
                                                    Financial Officer of United Airlines
                                                    from March, 1993 to September, 2001;
                                                    Senior Vice President and Chief
                                                    Financial Officer of UAL, Inc. prior
                                                    thereto).

Janet Langford Kelly (Age 45) Trustee     1996      Chief Administrative Officer and Senior           124
3100 West Beaver Road                               Vice President, Kmart Holding
Troy, MI 48084-3163                                 Corporation since September, 2003
                                                    (formerly Executive Vice
                                                    President-Corporate Development and
                                                    Administration, General Counsel and
                                                    Secretary, Kellogg Company (food
                                                    manufacturer), from September, 1999 to
                                                    August, 2003; Senior Vice President,
                                                    Secretary and General Counsel, Sara Lee
                                                    Corporation (branded, packaged,
                                                    consumer-products manufacturer) from
                                                    January, 1995 to September, 1999).

Richard W. Lowry (Age 67)     Trustee     1995      Private Investor since August, 1987            126/3/
10701 Charleston Drive                              (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                Officer, U.S. Plywood Corporation
                                                    (building products manufacturer)).

Charles R. Nelson (Age 61)    Trustee     1981      Professor of Economics, University of             124
Department of Economics                             Washington, since January, 1976; Ford
University of Washington                            and Louisa Van Voorhis Professor of
Seattle, WA 98195                                   Political Economy, University of
                                                    Washington, since September, 1993;
                                                    Director, Institute for Economic
                                                    Research, University of Washington,
                                                    since September, 2001; Adjunct
                                                    Professor of Statistics, University of
                                                    Washington, since September, 1980;
                                                    Associate Editor, Journal of Money
                                                    Credit and Banking, since September,
                                                    1993; consultant on econometric and
                                                    statistical matters.

John J. Neuhauser (Age 60)    Trustee     1985      Academic Vice President and Dean of          127/3,4/
84 College Road                                     Faculties since August, 1999, Boston
Chestnut Hill, MA 02467-3838                        College (formerly Dean, Boston College
                                                    School of Management from September,
                                                    1977 to September, 1999.

Patrick J. Simpson (Age 58)   Trustee     2000      Partner, Perkins Coie L.L.P. (formerly            124
1211 S.W. 5th Avenue                                Partner, Stoel Rives Boley Jones &
Suite 1500                                          Grey).
Portland, OR 97204

Thomas E. Stitzel (Age 67)    Trustee     1998      Business Consultant since 1999                    124
2208 Tawny Woods Place                              (formerly Professor of Finance from
Boise, ID 83706                                     1975 to 1999 and Dean from 1977 to
                                                    1991, College of Business, Boise State
                                                    University); Chartered Financial
                                                    Analyst.


                                                       Other
        Principal Occupation(s)                    Directorships
        During Past Five Years                         Held
---------------------------------------------------------------------------

Executive Vice President - Strategy of                  None
United Airlines (airline) since
December, 2002 (formerly President of
UAL Loyalty Services (airline) from
September, 2001 to December, 2002;
Executive Vice President and Chief
Financial Officer of United Airlines
from March, 1993 to September, 2001;
Senior Vice President and Chief
Financial Officer of UAL, Inc. prior
thereto).

Chief Administrative Officer and Senior                 None
Vice President, Kmart Holding
Corporation since September, 2003
(formerly Executive Vice
President-Corporate Development and
Administration, General Counsel and
Secretary, Kellogg Company (food
manufacturer), from September, 1999 to
August, 2003; Senior Vice President,
Secretary and General Counsel, Sara Lee
Corporation (branded, packaged,
consumer-products manufacturer) from
January, 1995 to September, 1999).

Private Investor since August, 1987                     None
(formerly Chairman and Chief Executive
Officer, U.S. Plywood Corporation
(building products manufacturer)).

Professor of Economics, University of                   None
Washington, since January, 1976; Ford
and Louisa Van Voorhis Professor of
Political Economy, University of
Washington, since September, 1993;
Director, Institute for Economic
Research, University of Washington,
since September, 2001; Adjunct
Professor of Statistics, University of
Washington, since September, 1980;
Associate Editor, Journal of Money
Credit and Banking, since September,
1993; consultant on econometric and
statistical matters.

Academic Vice President and Dean of      Saucony, Inc. (athletic footwear);
Faculties since August, 1999, Boston              SkillSoft Corp.
College (formerly Dean, Boston College              (E-Learning)
School of Management from September,
1977 to September, 1999.

Partner, Perkins Coie L.L.P. (formerly                  None
Partner, Stoel Rives Boley Jones &
Grey).


Business Consultant since 1999                          None
(formerly Professor of Finance from
1975 to 1999 and Dean from 1977 to
1991, College of Business, Boise State
University); Chartered Financial
Analyst.

                                                                                                 Number of
                                        Year First                                             Portfolios in
                              Position  Elected or                                             Columbia Funds
                                with     Appointed           Principal Occupation(s)          Complex Overseen
Name, Address and Age          Funds    to Office/1/         During Past Five Years              by Trustee
---------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Thomas C. Theobald (Age 66)    Trustee     1996      Managing Director, William Blair                 124
27 West Monroe Street,                               Capital Partners (private equity
Suite 3500                                           investing) since September, 1994
Chicago, IL 60606                                    (formerly Chief Executive Officer and
                                                     Chairman of the Board of Directors,
                                                     Continental Bank Corporation prior
                                                     thereto).

Anne-Lee Verville (Age 58)     Trustee     1998      Author and speaker on educational             125/4/
359 Stickney Hill Road                               systems needs (formerly General
Hopkinton, NH 03229                                  Manager, Global Education Industry from
                                                     1994 to 1997, and President,
                                                     Applications Solutions Division from
                                                     1991 to 1994, IBM Corporation (global
                                                     education and global applications)).

Richard L. Woolworth (Age 62)  Trustee     1991      Chairman and Chief Executive Officer,            124
100 S.W. Market Street                               The Regence Group (healthcare
#1500                                                maintenance organization) (formerly
Portland, OR 97207                                   Chairman and Chief Executive Officer,
                                                     BlueCross BlueShield of Oregon;
                                                     Certified Public Accountant, Arthur
                                                     Young & Company).

Interested Trustees
William E. Mayer/2/ (Age 63)   Trustee     1994      Managing Partner, Park Avenue Equity          126/3/
399 Park Avenue                                      Partners (private equity) since
Suite 3204                                           February, 1999 (formerly Founding
New York, NY 10022                                   Partner, Development Capital LLC from
                                                     November 1996 to February, 1999; Dean
                                                     and Professor, College of Business and
                                                     Management, University of Maryland from
                                                     October, 1992 to November, 1996).

Joseph R. Palombo/2/ (Age 50) Trustee,     2000      Executive Vice President and Chief            125/5/
One Financial Center          Chairman               Operating Officer of Columbia
Boston, MA 02111               of the                Management Group, Inc. (Columbia
                                Board                Management) since December, 2001 and
                                 and                 Director, Executive Vice President and
                              President              Chief Operating Officer of the Advisor
                                                     since April, 2003 (formerly Chief
                                                     Operations Officer of Mutual Funds,
                                                     Liberty Financial Companies, Inc. from
                                                     August, 2000 to November, 2001;
                                                     Executive Vice President of Stein Roe &
                                                     Farnham Incorporated (Stein Roe) from
                                                     April, 1999 to April, 2003; Director of
                                                     Colonial Management Associates, Inc.
                                                     (Colonial) from April, 1999 to April,
                                                     2003; Director of Stein Roe from
                                                     September, 2000 to April, 2003)
                                                     President of Columbia Funds and Galaxy
                                                     Funds since February, 2003 (formerly
                                                     Vice President from September 2002 to
                                                     February 2003); Manager of Stein Roe
                                                     Floating Rate Limited Liability Company
                                                     since October, 2000; (formerly Vice
                                                     President of the Columbia Funds from
                                                     April, 1999 to August, 2000; Chief
                                                     Operating Officer and Chief Compliance
                                                     Officer, Putnam Mutual Funds from
                                                     December, 1993 to March, 1999).


                                                      Other
        Principal Occupation(s)                   Directorships
        During Past Five Years                        Held
------------------------------------------------------------------------

Managing Director, William Blair         Anixter International (network
Capital Partners (private equity         support equipment distributor),
investing) since September, 1994         Jones Lang LaSalle (real estate
(formerly Chief Executive Officer and       management services) and
Chairman of the Board of Directors,       MONY Group (life insurance).
Continental Bank Corporation prior
thereto).

Author and speaker on educational           Chairman of the Board of
systems needs (formerly General           Directors, Enesco Group, Inc.
Manager, Global Education Industry from      (designer, importer and
1994 to 1997, and President,               distributor of giftware and
Applications Solutions Division from             collectibles).
1991 to 1994, IBM Corporation (global
education and global applications)).

Chairman and Chief Executive Officer,       NW Natural, a natural gas
The Regence Group (healthcare                   service provider
maintenance organization) (formerly
Chairman and Chief Executive Officer,
BlueCross BlueShield of Oregon;
Certified Public Accountant, Arthur
Young & Company).


Managing Partner, Park Avenue Equity     Lee Enterprises (print media),
Partners (private equity) since           WR Hambrecht + Co. (financial
February, 1999 (formerly Founding          service provider) and First
Partner, Development Capital LLC from         Health (healthcare).
November 1996 to February, 1999; Dean
and Professor, College of Business and
Management, University of Maryland from
October, 1992 to November, 1996).

Executive Vice President and Chief                    None
Operating Officer of Columbia
Management Group, Inc. (Columbia
Management) since December, 2001 and
Director, Executive Vice President and
Chief Operating Officer of the Advisor
since April, 2003 (formerly Chief
Operations Officer of Mutual Funds,
Liberty Financial Companies, Inc. from
August, 2000 to November, 2001;
Executive Vice President of Stein Roe &
Farnham Incorporated (Stein Roe) from
April, 1999 to April, 2003; Director of
Colonial Management Associates, Inc.
(Colonial) from April, 1999 to April,
2003; Director of Stein Roe from
September, 2000 to April, 2003)
President of Columbia Funds and Galaxy
Funds since February, 2003 (formerly
Vice President from September 2002 to
February 2003); Manager of Stein Roe
Floating Rate Limited Liability Company
since October, 2000; (formerly Vice
President of the Columbia Funds from
April, 1999 to August, 2000; Chief
Operating Officer and Chief Compliance
Officer, Putnam Mutual Funds from
December, 1993 to March, 1999).

/1/ In December 2000, the boards of each of the former Liberty Funds and former
    Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Funds (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex).
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company
    Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
/3/ Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5/ Mr. Palombo also serves as an interested director of Columbia Management
    Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

Columbia Federal Securities Fund Annual Report, August 31, 2003

[LOGO](R) ColumbiaFunds

A Member of Columbia Management Group

        (C) 2003 Columbia Funds Distributor, Inc.
        One Financial Center, Boston, MA 02111-2621
        800.345.6611 www.columbiafunds.com


                                               760-02/209P-0803 (10/03) 03/2880

                                   PRSRT STD
                                 U.S. Postage
                                     PAID
                          Holliston, MA Permit NO. 20

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Reserved.

Item 9. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Columbia Funds Trust III
             --------------------------------------

By (Signature and Title)  /s/ Joseph R. Palombo
                          -------------------------
                           Joseph R. Palombo, President


Date  November 7, 2003
     ----------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph R. Palombo
                         --------------------------
                          Joseph R. Palombo, President

Date  November 7, 2003
     ----------------------------------------------

By (Signature and Title)  /s/ J. Kevin Connaughton
                         --------------------------
                          J. Kevin Connaughton, Treasurer

Date  November 7, 2003
     ----------------------------------------------